                                  EXHIBIT 99.2


              PROJECTED FINANCIAL INFORMATION DATED AUGUST 1, 1996


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     The following projected information included herein is forward looking in nature and involves risks and uncertainties that could significantly impact the ability of the Registrant to achieve its currently anticipated goals and objectives. These risks and uncertainties include, but are not limited to, litigation or appeals of regulatory approvals (including pending litigation challenging the California Coastal Commission approval of the Registrant's Bolsa Chica project, projected information with respect to which is set forth below) and availability of adequate capital, financing and cash flow. In addition, future values may be adversely affected by increases in property taxes, increases in the costs of labor and materials and other development risks such as the demand for housing generally and the supply of competitive products.
Real estate properties do not constitute liquid assets and, at any given time, it may be difficult to sell a particular property for an appropriate price. Other significant risks and uncertainties are discussed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and its Quarterly Reports on Form 10-Q for the quarters ended June 30, 1996 and September 30, 1996.

     The following projected financial information included herein was not prepared with a view towards compliance with published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding forecasts or generally accepted accounting principles.
The projected information necessarily makes numerous assumptions with respect to timely resolution of the pending Bolsa Chica litigation, industry performance, general business and economic conditions, taxes, and other matters, many of which are beyond the Registrant's control. The Registrant believes that while all of its assumptions are reasonable, such projected information and assumptions are not necessarily indicative of current values or future performance, which may be significantly less favorable or more favorable than as reflected in the projected information and assumed by the Registrant in its preparation of such information. Although the projected information represents the best estimate of the Registrant (for which the Registrant believes it has a reasonable basis as of the time of the preparation thereof) of the results of operations of the Registrant, it represents only an estimate, and actual results may vary considerably from the projected information included herein.

KOLL REAL ESTATE GROUP, INC.

Management Base Case
Projected Income Statements
($  in 000s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------
                                                   1996           1997           1998           1999           2000
                                            -----------------------------------------------------------------------

Revenue                                         $35,990        $49,383        $85,359       $111,213       $105,533
Cost of Sales                                    35,242         47,699         71,929         86,731         86,591
                                            -----------------------------------------------------------------------
Gross Operating Margin                              748          1,684         13,430         24,482         18,942

General & Administrative Expenses                 5,685          5,255          5,518          5,794          6,084
Interest Expense                                 24,645          1,686            125              0              0
Other Expense (Income)                             (612)        (3,562)        (1,794)        (6,053)        (2,328)
                                            -----------------------------------------------------------------------
Pre-tax Income (Loss)                           (28,971)        (1,695)         9,581         24,741         15,187
Provision for Income Taxes                       26,289 (a)          0          3,928         10,144          6,227
                                            -----------------------------------------------------------------------
Net Income (Loss)                              ($55,260)       ($1,695)        $5,653        $14,597         $8,960
                                            -----------------------------------------------------------------------
                                            -----------------------------------------------------------------------




___________________________________________________________________
(a) Loss of deferred tax attributes due to Section 382 limitations.

KOLL REAL ESTATE GROUP, INC.

Management Base Case
Projected Balance Sheet
($  in 000s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                ACTUAL                    PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                1995         1996   (a)     1997   (b)     1998   (b)     1999   (b)     2000   (b)
                                              ----------  ---------------------------------------------------------------------
ASSETS

Cash and Invested Assets                          $7,385      $1,220        $26,782        $77,733      $134,954       $196,924
Real estate held for development or sale          28,087      17,588          5,460          3,810         3,853          3,853
Operating properties, net                          5,000           0              0              0             0              0
Bolsa Chica                                      220,000     224,716        195,830        152,759        89,588         23,146
Other assets                                      11,693       9,999          9,387          8,775         8,163          7,551
                                              ----------  ---------------------------------------------------------------------
  Total Assets                                  $272,165    $253,522       $237,460       $243,077      $236,558       $231,473
                                              ----------  ---------------------------------------------------------------------
                                              ----------  ---------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities          $8,653      $6,053         $6,053         $6,053        $6,053         $6,053
Long-term debt                                   189,712     204,977              0              0             0              0
Other liabilities                                 44,432      68,384         63,641         63,606        42,489         28,444
                                              ----------  ---------------------------------------------------------------------
  Total Liabilities                              242,797     279,414         69,694         69,659        48,542         34,497
                                              ----------  ---------------------------------------------------------------------
Stockholders' equity                              29,368     (25,892)       167,766        173,419       188,016        196,976
                                              ----------  ---------------------------------------------------------------------
  Total liabilities and stockholders' equity    $272,165    $253,522       $237,460       $243,077      $236,558       $231,473
                                              ----------  ---------------------------------------------------------------------
                                              ----------  ---------------------------------------------------------------------



______________________________________________________________
(a) Prior to the effect of the proposed Exchange Offer.
(b) Pro forma for the Exchange Offer at a 100% acceptance rate.

KOLL REAL ESTATE GROUP, INC.

Management Base Case
Projected Cash Flow Statements
($  in 000s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                           PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                              1996           1997           1998          1999          2000
                                                          ---------------------------------------------------------------------
Cash Flows from Operating Activities:
      Net Income (Loss)                                      ($55,260)       ($1,695)        $5,653       $14,597        $8,960
      Depreciation and Amortization                               752            752            752           752           752
      Non-cash Interest Expense                                22,198              0              0             0             0
      (Gain) Loss on Asset Sales                               (1,162)             0              0             0             0
      Non-cash Expenses / Cost of Sales                        25,648         37,678         60,730        74,767        73,934
      Investments in Land Held for Development   (a)          (13,703)         3,335        (16,008)      (11,639)       (7,492)
      (Increase) / Decrease in Other Assets                    22,434         (4,743            (36)      (21,116)      (14,045)
                                                          ---------------------------------------------------------------------
Cash Provided (Used) by Operating Activities                      908         35,327         51,091        57,361        62,110

Cash Provided (Used) by Investing Activities                     (140)          (140)          (140)         (140)         (140)

Cash Provided (Used) by Financing Activities                   (6,933)        (9,625)             0             0             0
                                                          ---------------------------------------------------------------------
Net Increase (Decrease) in Cash & Cash Equivalents            ($6,165)       $25,563        $50,951       $57,221       $61,970
                                                          ---------------------------------------------------------------------
                                                          ---------------------------------------------------------------------




_________________________________________________________
(a) Include inflows from Special Assessment District financings.

                          KOLL REAL ESTATE GROUP, INC.
                           MAJOR MODELING ASSUMPTIONS

                      MANAGEMENT BASE CASE - AUGUST 1, 1996




                              MAJOR ASSUMPTIONS

BOLSA CHICA

 Mesa Land development begins during 1Q97 (assumes timely resolution of outstanding litigation).

                    Absorption of Mesa lots over a four year period (1998-2001). Cumulative percent of total lots sold as follows:

                    1998           1999           2000           2001
                    ----           ----           ----           ----
                    27%             60%            93%           100%


                    Range of initial home prices (including premiums) and sizes as follows:

                                   Sq. Ft.         Price        Price/
                                                               Sq. Ft.
                                  --------      ---------      -------
                    High            3,200        $595,000        $186
                    Low             1,100        $179,000        $163
                    Average         1,700        $286,000        $168

                    The associated Lot Price, including view premium, for the High and Low initial home price is $257,000 and $56,000, respectively.


                    Inflation assumed as follows:

                                   1996           1997         1998 &
                                                            Thereafter
                                 -------        -------     ----------
                    Home Prices     0.0%           3.0%           7.0%
                    Costs           2.0%           3.0%           3.5%

 Lowlands           Sale at $25.0 million.

 Home Builder
 Profit The Company is assumed to capture 25% of the projected home builder profit, estimated at 8.0% of the initial home price, through joint ventures or in-house home building.

                          KOLL REAL ESTATE GROUP, INC.
                           MAJOR MODELING ASSUMPTIONS

                      MANAGEMENT BASE CASE - AUGUST 1, 1996

BOLSA CHICA (CONTD.)

 Financial Results  Specific Bolsa Chica financial performance, including the sale of the Lowlands and participation in Home Builder Profit, as follows ($ in millions):


                                     1996      1997      1998     1999    2000
                                     ----      ----      ----     ----    ----
               Revenues                $0       $25       $67      $85     $70
               Cost of Goods Sold       0        25        60       75      74
                                     ----      ----      ----     ----    ----
               Gross Margin            $0        $0        $7      $10    ($4)
               Net Investment*       ($5)        $4     ($16)    ($12)    ($7)

               * Reflects inflows from Assessment District financing in 1997 and 1998.


EAGLE CREST

 Lot Sales          Proceeds from lot sales as follows ($ in millions):

                    1996           1997          1998
                    -----          -----        ------
                    $11.0          $12.7         $1.8

 Sale of Golf
 Course             Sale at $4.9 million net in 1996.

 Gross
 Margin             Sales at break-even.


FAIRBANKS           Sale at $7.25 million in the second half of 1996.

 Gross Margin       Sale generates $1 million of gross margin.

                          KOLL REAL ESTATE GROUP, INC.
                           MAJOR MODELING ASSUMPTIONS

                      MANAGEMENT BASE CASE - AUGUST 1, 1996


COMMERCIAL
DEVELOPMENT
BUSINESS Projections for 1996 of $10.4 million of revenues, $9.5 million of expenses, and $1.3 million of equity participations. Thereafter, assumes 10% annual revenue growth and 4% annual expense growth; equity participation is assumed to equal 20% of annual revenue.


GENERAL &
ADMINISTRATIVE
EXPENSES Recurring general and administrative expenses are forecast to grow at a 5% annual rate from 1997 through 2000 and held constant thereafter.


NOMURA LOAN         Repayments equal to 90% of net proceeds from sale of Eagle
                    Crest and Fairbanks real estate. Interest calculated based on a beginning of period balance and a rate of 10.0%.
                    Assumes the  Company exercises 1-year extension option.


BOLSA CHICA
CONSTRUCTION
FINANCING           Assumes Revolving Construction Facility of $25 million is
                    established during 1996. Funds are borrowed as needed to maintain zero cash balance. Interest expense calculated at a rate of 10.0% and uses an estimated maximum average balance, which is based on an average of the prior year's ending balance and the current year's maximum potential draw. An unused line fee of 0.5% is also assumed.

OTHER LIABILITIES   Payments on such liabilities assumed as follows ($ in
                    millions):



                    1996       1997      1998       1999      2000
                    ----       ----      ----       ----      ----
                    $2.3       $4.7      $1.9       $8.0      $0.5


TAX ATTRIBUTES      Assumes limitations based on IRC Section 382(b).  Annual
                    limitation calculation assumes a value of the old loss corporation of $25.0 million (the current stock market value) times the long-term tax-exempt rate of 6.0%, for an annual limitation of $1.5 million per annum.